DISPOSAL OF SHANGHAI CAIYIN	12 Months Ended
Dec. 31, 2021
Other Payable Relates To The Disposal Of Subsidiaries [Abstract]
DISPOSAL OF SUBSIDIARIES
9.	DISPOSAL OF SUBSIDIARIES

On December 29, 2021, the Company entered into a sale agreement to transfer its 95% equity interest held in Shanghai Bweenet, for further focus on its principal business. The 95% equity was transferred to Shenzhen Rongxinbao, an independent third-party guarantee company, and the consideration was RMB93,343, which was net-settled with the payables the Company owed to Shenzhen Rongxinbao in connection with the disposal of Shanghai Caiyin in year 2019. The Company derecognized all the assets, liabilities and equity components of Shanghai Bweenet and no gain or loss was recognized for the transaction.

On December 29, 2021, the Company entered into a sale agreement to transfer its 70% equity interest held in Shanghai Zhundian Enterprise Service Co., Ltd. ("Shanghai Zhundian") (formerly known as “Shanghai Limahui E-Commerce Co., Ltd”) to Shenzhen Rongxinbao, an independent third-party guarantee company for a consideration of RMB1,037, which was net-settled with the payables the Company owed to Shenzhen Rongxinbao in connection with the disposal of Shanghai Caiyin in year 2019. The Company recognized disposal loss of RMB3,592 for the transaction.

On January 5, 2021, Noble Fintech transferred its 6% of the equity interests in Aguila Information to a certain minority shareholder who did not own the majority interest after the transaction. The Company deconsolidated Aguila Information (see Note 7). As Aguila Information was in net deficit position as of December 31, 2020, the consideration of the transfer was one Mexican Peso. The Company recognized disposal gain of RMB1,256 for the transaction.

In September, 2019, Shanghai Wuxingjia entered into an agreement (the “Agreement”) with Shenzhen Rongxinbao, and Shanghai Jiayin, which wholly owns the equity interest of Shanghai Caiyin. Pursuant to the Agreement, Shanghai Jiayin agreed to transfer all of its equity interest in Shanghai Caiyin to Shenzhen Rongxinbao and the Company revises the terms of its collaboration with Shanghai Caiyin. As a result, the Company deconsolidated Shanghai Caiyin (Note 2(b)). Major line items of Shanghai Caiyin as of August 31, 2019 included cash and cash equivalents, restricted cash, contract assets, liabilities from the investor assurance program and tax payable. As Shanghai Caiyin was in net deficit position as of August 31, 2019 due to its collaboration with the Company, the Company also agreed to waive Shanghai Caiyin’s payables to the Company of RMB1,973,613 and pay a total transaction price of RMB1,078,686, of which RMB372,085 is contingent upon Shanghai Caiyin’s liability status in the period preceding December 30, 2022 subject to the cap amount of RMB372,085, RMB255,064 and RMB117,021 on December 30, in each of the three years ending 2022, respectively. The remaining amount of the equity transfer consideration shall be settled through the service fee Shenzhen Rongxinbao collected on behalf of the Company.

For the year ended December 31, 2019, no gain or loss was recognized for the transaction. For the year ended December 31, 2020, “Gain from de-recognition of other payable associated with disposal of Shanghai Caiyin” of RMB117,021 was derived from the release of contingent consideration payable. As of December 31, 2019, 2020 and 2021, the payable related to the disposal of Shanghai Caiyin was RMB839,830 which consisted of fixed consideration payable of RMB467,744 and contingent consideration payable of RMB372,085, RMB566,532 which consisted of fixed consideration payable of RMB311,468 and contingent consideration payable of RMB255,064, and RMB322,028 which consisted of fixed consideration payable of RMB205,007 and contingent consideration payable of RMB117,021 respectively.